Exhibit 10.96

September 21st, 2021

INVESTVIEW, INC.

Amendment No. 1 to

Convertible Promissory Note

Dated March 30, 2021

This Amendment No. 1, dated September 21st, 2021, hereby amends the Convertible Promissory Note issued by Investview, Inc., (“Company”) to Joseph Cammarata, (“Holder”) dated March 30, 2021 (the “Note”). The Company and Holder hereby desire to amend the Note as set forth below herein this Amendment No. 1.

Now, Therefore, and in consideration of the mutual covenants, promises and agreements herein and in the Note, and intending to be legally bound hereby, the Company and Holder hereby agree to modify and amend the Note as follows:

Sections 1, 2 and 3 of the Note are hereby deleted in their entirety and hereby replaced in their entirety by the following:

1. Term and Interest. The date of maturity of the Note shall be September 30, 2022, subject to conversion as set forth in paragraphs 2 and 3 and prepayment as set forth in paragraph 4 hereof. The note shall bear simple interest at an annual rate of 5%.

2. Conversion by the Holder. Subject to, and in compliance with, the provisions contained herein, the Holder of this Note is entitled, at its option, at any time prior to maturity, or in the event this Note shall have been called for prepayment prior to such date, then, in respect of this Note, until and including, but not after the close of business within 30 days of the date of notice of prepayment, to convert this Note into fully paid and nonassessable shares (calculated as to each conversion to the nearest share) of common stock, par value $0.001 per share, of the Company (the “Shares”), at the rate of one share for each $0.008 of principal and accrued interest of this Note, subject to such adjustment in such conversion price, if any, as may be required by the provisions of this Note, by surrender of this Note, duly endorsed (if so required by the Company) or assigned to the Company or in blank, to the Company at its offices, accompanied by written notice to the Company in the form set forth below that the Holder hereof elects to convert this Note. Partial conversions of this Note shall be permitted. No fractions of Shares will be issued on conversion, but instead of any fractional interest, the Company will round up the number of shares to be issued upon conversion to the nearest whole shares.

3. Conversion by the Company. Subject to, and in compliance with, the provisions contained herein, the Company is entitled, at its option, at any time prior to maturity, to convert this Note into fully paid and nonassessable shares (calculated as to each conversion to the nearest share) of common stock, par value $0.001 per share, of the Company (the “Shares”), at the rate of one share for each $0.008 of principal and accrued interest of this Note, subject to such adjustment in such conversion price, if any, as may be required by the provisions of this Note, by providing written notice to the Holder in the form set forth below that the Company elects to convert this Note. Partial conversions of this Note shall be permitted. No fractions of Shares will be issued on conversion, but instead of any fractional interest, the Company will round up the number of shares to be issued upon conversion to the nearest whole shares.

Other than as amended by this Amendment No. 1, the Note shall remain in full force and effect, unmodified and is ratified and confirmed by Company and Holder. This Amendment No. 1 contains the entire agreement of the Company and Holder with respect to the subject matter hereof, and all preliminary negotiations with respect thereto are merged into and superseded by this Amendment No. 1. This Amendment No. 1 may not be amended except in writing signed by both Company and Holder.

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IN WITNESS WHEREOF, Company and Holder have caused this Amendment No. 1, to the Note, to be duly executed and delivered as of the day and year first written above, with the intent to be legally bound hereby.

DATED effective as of September 21st, 2021.

Investview, Inc.

/s/ Annette Raynor
Annette Romano, Chief Operations Officer

Acknowledged and Agreed as of September 21st, 2021.

Holder

/s/ Joseph Cammarata
Joseph Cammarata